UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 1, 2013

Date of Report (Date of earliest event reported)

Premier Exhibitions, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 842-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 1, 2013, the Audit Committee of Premier Exhibitions, Inc. (the “Company”), together with its independent registered public accounting firm, concluded that certain previously issued financial statements should no longer be relied upon because of an error in such financial statements as addressed in Accounting Standards Codification 805 “Business Combinations”.

The financial statements that should no longer be relied upon are those reported in the Forms 10-Q for the quarters ending May 31, 2012, August 31, 2012 and November 30, 2012 and the Form 8-K/A dated July 6, 2012.

During fiscal year 2013, the Company and its subsidiaries, Premier Exhibition Management, LLC (“PEM”) and PEM Newco, LLC (“Newco”), entered into a purchase agreement with AEG Live LLC, AEG Exhibitions LLC, and Arts and Exhibitions International, LLC (together, “AEG”) pursuant to which Newco purchased substantially all of the assets of Arts and Exhibitions International, LLC (“AEI”). The purchase of the assets (the “AEI Acquisition”) was completed contemporaneous with the signing of the Purchase Agreement in April 2012 and the acquisition was reported on a Current Report on Form 8-K filed April 20, 2012. The related audited financial statements of the acquired assets and unaudited proforma information were filed on a Current Report on Form 8-K/A on July 6, 2012. The errors in the Company’s financial statements relate to the purchase accounting for the AEI Acquisition and will result in a restatement of the Company’s balance sheet for those affected periods with resulting immaterial adjustments to the income statements and statement of cash flows. None of the adjustments impacted operating income for those affected periods.

The consideration for the AEI acquisition was a 10% equity interest in PEM and a non-recourse and non-interest bearing promissory note in the initial principal amount of $14,187,000 and with a maturity date of February 28, 2017 (the “Promissory Note”). Pursuant to the Promissory Note, Newco will make payments to AEG equal to (a) 100% of net revenues from exhibition bookings entered into by AEG or pending as of closing and transferred to Newco pursuant to the Purchase Agreement, (b) 100% of net revenues from future bookings, after payment to PEM of a 10% booking fee, (c) 100% of the net revenues from the future sale of any tangible exhibitry, equipment and other fixed assets comprising the acquired assets, and (d) 20% of the net revenues from proposed exhibitions acquired from AEG that are ultimately developed and presented. “Net Revenues” are determined after deduction by Newco of the direct expenses of operating the exhibitions. Newco is also entitled to retain, before remitting any payments on the Promissory Note, a management fee in the following amount: (a) 5% of gross revenues (after deducting any PEM booking fees) for calendar year 2012; and (b) 10% of gross revenues (after deducting any PEM booking fees) for each calendar year thereafter; provided that the management fee shall not be less than the following minimum fees: $694,164 in calendar year 2012; $750,000 in calendar year 2013; $500,000 in calendar year 2014; and $250,000 in calendar years 2015 and 2016.

If the Promissory Note is not satisfied in full at the maturity date, Newco shall satisfy any shortfall by, at its option, selling some or all of the remaining acquired tangible assets, returning some or all the remaining acquired tangible assets to AEG, or paying the applicable portion of the value of the remaining tangible assets to AEG. Due to the non-recourse nature of the Promissory Note, if the proceeds from the acquired exhibitions and asset sales described above are not sufficient to satisfy the Promissory Note in full on or prior to the maturity date, then none of the Company, PEM or Newco will have any liability with respect to any shortfall.

Due to the nature of the Promissory Note, it was accounted for on the purchase date with a discount for the amount of the Promissory Note not expected to be repaid in accordance with Generally Accepted Accounting Principles. This valuation was based on information about the assets acquired and expected revenues. As management operated the assets during the fiscal year and repayments of the Promissory Note exceeded expectations, management determined to retain an external valuation expert to review the Company’s original valuation of the Promissory Note as of the purchase date. As a result of this review, additional work was performed by management to evaluate the facts and circumstances as of the acquisition date. After consultation with the Audit Committee and the Company’s independent registered public accounting firm, the Company has determined that the accounting for the acquisition was incorrect. As a result of the incorrect accounting treatment, at the date of acquisition:

•

Prepaid expenses were overstated by $1.536 million, property and equipment were overstated by $560 thousand and the equity interest in PEM transferred as part of the purchase price was overstated by $1.782 million;

•	Goodwill was understated by $250 thousand, future rights fees were understated by $4.38 million and the note payable was understated by $4.316 million;

•

On the income statement, interest expense was understated and net income attributable to non-controlling members was overstated; as a result Net Income was overstated by $17 thousand in the quarter ended May 31, 2012, $81 thousand in the quarter ended August 31, 2012, and $201 thousand in the quarter ended November 30, 2012; and

•	There were no changes to cash reported and minimal changes to the Statement of Cash Flows.

The Company expects to timely file its Form 10-K for the year ended February 28, 2013, and will report the corrected financial statements at that time.

Forward-Looking Statements

This Report contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, general economic conditions, public tastes and demand, competition, the availability of venues, the results of certain legal matters described herein, governmental regulation and the efforts of co-sponsors and joint venture participants. Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended February 29, 2012 filed with the Securities and Exchange Commission on May 24, 2012. All forward-looking statements speak only as of the date of this release or as of the date they are made, and the Company does not undertake to update any forward-looking statements as a result of new information or future events or developments unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:	/s/ Michael Little
Michael Little
Chief Financial Officer and
Chief Operating Officer

Date: May 2, 2013